Investor Presentation Exhibit 99.1

Safe Harbor Statement

Certain
statements
in
this
Presentation
constitute
“forward-looking
statements”
within
the
meaning
of
the
federal
securities
laws.
Forward-looking
statements
are
statements
that
relate
to
management’s
expectations
or
beliefs,
future
plans
and
strategies,
future
financial
performance
and
similar
expressions
concerning
matters
that
are
not
historical
facts.
In
some
cases,
forward-looking
statements
can
be
identified
by
the
use
of
forward-looking
terminology
such
as
“may,”
“will,”
“should,”
“expects,”
“intends,”
“plans,”
“anticipates,”
“believes,”
“estimates,”
“predicts,”
or
“potential.”
Such
forward-looking
statements
reflect
current
views
with
respect
to
the
matters
referred
to
and
are
based
on
certain
assumptions
and
involve
known
and
unknown
risks,
uncertainties
and
other
important
factors,
many
of
which
are
beyond
the
Company’s
control,
that
could
cause
the
actual
results,
performance,
or
achievements
of
the
Company
to
differ
materially
from
any
future
results,
performance,
or
achievement
implied
by
such
forward-
looking
statements.
While
forward-looking
statements
reflect
the
Company’s
good
faith
beliefs,
assumptions
and
expectations,
they
are
not
guarantees
of
future
performance.
The
Company
does
not
undertake
any
obligation
to
publicly
update
or
revise
any
forward-looking
statements
to
reflect
changes
in
underlying
assumptions
or
factors,
new
information,
data
or
methods,
future
events
or
other
changes.
Examples
of
forward-looking
statements
in
this
Presentation
include,
but
are
not
limited
to,
statement(s):
(a)
relating
to
the
Company’s
Portfolio,
Net
Lease
Portfolio,
Long-Term
Leases
and
Rent
Escalators,
Tenant
Base,
Growth
Platform,
Market
Opportunity,
and
Redevelopment
Projects,
(b)
relating
to
Industry
Fundamentals
and
(c)
relating
to
the
Company’s
Balance
Sheet,
Dividend
Growth
and
Investment
Highlights.
Other
unknown
or
unpredictable
factors
could
also
have
material
adverse
effects
on
our
business,
financial
condition,
liquidity,
results
of
operations
and
prospects.
For
a
further
discussion
of
these
and
other
factors
that
could
cause
the
Company’s
future
results
to
differ
materially
from
any
forward-looking
statements,
see
the
Company’s
Annual
Report
on
Form
10-K
for
the
year
ended
December
31,
2016
and
the
Company’s
other
filings
with
the
SEC,
including,
in
particular,
the
section
entitled
“Risk
Factors”
contained
therein.
In
light
of
these
risks,
uncertainties,
assumptions
and
factors,
there
can
be
no
assurance
that
the
results
and
events
contemplated
by
the
forward-looking
statements
contained
in
this
Presentation
will,
in
fact,
transpire.
Moreover,
because
the
Company
operates
in
a
very
competitive
and
rapidly
changing
environment,
new
risks
are
likely
to
emerge
from
time
to
time.
Given
these
risks
and
uncertainties,
potential
investors
are
cautioned
not
to
place
undue
reliance
on
these
forward-looking
statements
as
a
prediction
of
future
results.
Unless
otherwise
noted
in
this
Presentation,
all
reported
financial
data
is
presented
as
of
the
period
ended
March
31,
2017,
and
all
portfolio
data
is
as
of
March
31,
2017.
Except
as
required
under
the
federal
securities
laws
and
the
rules
and
regulations
of
the
SEC,
the
Company
does
not
undertake
any
obligation
to
release
publicly
any
revisions
to
the
forward-looking
statements
to
reflect
events
or
circumstances
after
the
date
of
this
Presentation
or
to
reflect
the
occurrence
of
unanticipated
events.
The
information
contained
herein
has
been
prepared
from
public
and
non-public
sources
believed
to
be
reliable.
However,
the
Company
has
not
independently
verified
certain
of
the
information
contained
herein,
and
does
not
make
any
representation
or
warranty
as
to
the
accuracy
or
completeness
of
the
information
contained
in
this
Presentation.

Investment Highlights

1
National Retail Net Lease Portfolio Located in Mature and High Growth Markets
2
Stable Cash Flows Supported by Increasingly Institutional Quality Credit Tenants
with Long-Term Triple-Net Leases
5
Industry Leading Expertise as Underwriter and Owner of Convenience Stores and
Gasoline Stations
3
4
Selectively Repurposing, Repositioning and Redeveloping Locations to Maximize
Value
6
Strong Balance Sheet Positioned for Future Growth
Leadership Position with Proven Platform to Successfully Pursue Growth in a
Consolidating Sector

Company Overview

Corporate History

1955: Leo Liebowitz
and
Milton Safenowitz
purchase a
gas station in New York City
1985: Acquires the northeastern retail petroleum
distribution and marketing assets, and Getty®
trademark for retail petroleum, from Texaco
1971: Getty grows its portfolio to roughly 75
service stations and holds its initial public
offering under the name Power Test Corp.
1990
1980
1955
1970
January 2016: Completes successful
senior leadership transition and key
employee recruitment
2015
2010
2000
2001: Elects to be taxed as a
REIT with the year beginning
January 1, 2001
June 2015: Acquires 77 properties for $215
million from Pacific Convenience and Fuels
and leases them to United Oil
2009: Completes sale-leaseback of
36 Exxon branded properties from
White Oak Petroleum for $49 million
2011: Acquires 59 Mobil branded properties in a sale-leaseback and loan transaction with CPD for $111 million; also completes 66 Shell branded properties in sale-leaseback transaction with Nouria
Energy for $87 million
1997: Completes the spin-off of its
petroleum marketing business and forms
Getty Realty Corp.
2013: Completes sale-leaseback of
36 properties from Capitol
Petroleum Group for $72.5 million
June 2016: Launches $125
million at-the-market equity
offering program
2012 –
2016: Re-leases 374 properties
and sells 366 properties as part of
portfolio repositioning
Feb. 2017:Completes
$50 million debt private
placement

National Net Lease Portfolio

823 properties (736 fee, 87 leased) located in 24 states plus Washington, D.C.
(1)
—
806 net lease properties
—
7 redevelopment properties
—
10 vacant properties
—
98.8% occupied
(2)
$32.5 million mortgage portfolio (9-9.5% yield)
1)
As of March 31, 2017
2)
Occupancy calculation excludes seven properties classified as redevelopment

Investment Overview

Convenience Store and Gasoline Station Properties
—
Stable, yet growing sector
—
Increasingly institutional tenant base
Mature, Infill Markets
—
Densely populated areas
—
High barriers to entry
—
Limited new development
—
Prime locations and corners
—
Mature transportation grid
—
Convenient ingress and egress
High Growth Markets
—
Favorable population demographics
—
2015 United Oil acquisition accelerated entry into
several new markets
—
High daily traffic counts
Alternative Use Opportunities
—
Retail, banking, service, restaurant
—
Assemblage, redevelopment,
repositioning
Garland, TX
Chula Vista, CA
New Paltz, NY
Attractive Net Lease Portfolio
Well Positioned Portfolio that is Difficult to Replicate

59% of contractual annual rent attributable to leases with initial terms expiring in 2027 or beyond
Sustainable cash flows supported by long-term triple-net leases
—
Contractual rent increases of 1.0% –
2.0% with unitary lease portfolio weighted average of 1.6%
—
Rental coverage of 1.5x –
2.0x
—
Unitary tenant credit visibility via station and tenant financial statements
Majority of triple-net leases have 15-year initial terms
—
Leases are typically 15 to 20 years with extension options
—
Weighted average lease term, excluding renewal options, of approximately 11 years
Stable Long-Term Lease Structure
Stable Long-Term Leases with Rent Escalators
8
1.9%
2.8%
6.6%
5.3%
2.4%
2.4%
1.6%
1.2%
2.9%
13.8%
59.1%
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027

GLOBAL				Fas mart	
	United Oil UNITING THE BRANDS YOU TRUST!				CAPITOL PETROLEUM GROUP	
	cpd					
	Nouria ENERGY				ALOHA	
	CAP CROSSAMERICA PARTNERS LP				REID SINCE 1922	

Getty Realty

Top 10 Tenants
(2)
High-Quality, Diversified Tenant Base
9
Total annualized base rent (ABR):
Credit rated tenants (35%)
Unitary / master lease tenants
(1)
(56%)
Individual / single asset tenants (9%)
Rank
Tenant
% of ABR
Rank
Tenant
% of ABR
1
*
20%
6
+
7%
2
+
18%
7
+
6%
3
+
12%
8
*
3%
4
+
9%
9
*
2%
5
*
8%
10
+
2%
1)
Excludes credit rated unitary / master lease tenants
2)
Based on GAAP annualized base rent
* Credit rated tenants, including subsidiaries of credit rated companies
+ Regional unitary tenants

Getty Growth Platform
Embedded growth derived
from long-term triple-net
leases
—
1% to 2% contractual
annual rent increases
Leasing activity
—
Leased nine properties and
five properties in 2016 and
2017 YTD, respectively
Asset recycling
—
Sold 14 properties ($5
million) and six properties
($1 million) in 2016 and
2017 YTD, respectively
Opportunity to consolidate a
fragmented market
—
Convenience store sector is
recession and e-commerce
resistant
—
Significant pipeline of
actionable opportunities
—
Focused on both single
asset and portfolio
acquisitions
2017 YTD
—
Acquired five properties for
$6 million
—
Weighted average cash
return of 7.7%
Over past five years completed
$329 million of portfolio and
single asset acquisitions
Unlocking embedded value in
existing portfolio
—
Five-year plan to redevelop
5% to 10% of properties
—
Targeting 10%+ unlevered
yields
—
Improves tenant credit
quality and coverage ratios
—
Diversifies retail tenant
base
Program results
—
Rent commenced on one
redevelopment project
—
Executed leases and LOIs on
15 redevelopment projects
—
Building significant pipeline
of high quality projects
Organic
Redevelopment
Acquisitions

4.5% CAGR Since 2003
Industry Sales ($B)
$800
$700
$600
$500
$400
$300
$200
$100
$0
$337 $395 $496 $569 $577 $624 $511 $576 $682 $700 $696 $696 $575
$221 $263 $344 $406 $409 $450 $329 $385 $487 $501 $492 $483 $349
$116 $132 $152 $164 $169 $174 $182 $190 $195 $199 $204 $214 $226
'03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15
Inside Sales
Motor Fuel Sales

$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
50%
40%
30%
20%
10%
0%
In-Store Gross Profit Margin (%)
2006 2007 2008 2009 2010 2011 2012 2013 2014 2015
Retail Margin (cents/gal)
Wholesale Margin (cents/gal)
In-Store Margin (%)

Getty Realty

Number of convenience stores in service has
remained steady over last 10 years
(1)
—
More than 154,000
properties (81% selling
fuel) represents 34% of all retail outlets
—
Single-store operators account for 63% of all
convenience stores
Stable Operator Performance
(1)
—
Sales and pre-tax profits
have grown at 4.5%
and 8.5% CAGR since 2003, respectively
—
In 2015, motor fuel sales accounted for 61%
of total industry revenue
—
Operator profit margins exhibit less volatility
than broader commodity market
Consumers
embracing
convenience
stores
(1)
—
Average store with fuel has around 1,100
customer visits per day
—
Stores expanding offerings to become part
grocery, restaurant, bank and drug store
—
Record overall industry profits in 2015, due
to growth of in-store sales, led by strong
demand for foodservice products
Convenience Stores Dominate Retail Landscape
11
1)
Sources: National Association of Convenience Stores
2)
Average in-store margin of Couche-Tard, Casey's General Store & CST Brands used as an example of the broader market trends
3)
Sunoco LP margins from its investor presentation used as an example of the broader market trends for retail and wholesale margins
Convenience Store Margins ($bn)
(2) (3)
Convenience Store Sales ($bn)
(1)

Large Market Opportunity

Expertise in underwriting unit level and
tenant credit
Appraising underlying real estate to
support replacement value
Established record of diligencing
environmental site conditions
Strict adherence to proprietary
underwriting standards
The Getty Competitive Advantage
Estimated Addressable Market Size
(1)
—
Total market size estimated at $175 billion
to $250 billion
—
Getty estimates up to 40% ($70 billion) of
the market is addressable for potential
acquisition
Aggregation Opportunity
—
Highly fragmented with current REIT
ownership of less than 2% of total stores
—
Sale/leaseback structure attractive for
smaller, capital constrained sellers
Industry Consolidation
—
Traditional owner/operators
—
Public and non-traded REITs
—
Public MLPs
—
Private equity
1)
Source: Company estimate based on National Association of Convenience Stores data

Financial Overview

Income Growth, Scalable G&A

AFFO ($ thousands)
(1)
FFO ($ thousands)
(1)
14,147
17,857
50,957
62,462
307 (3)
18,177 (2)
1,720 (3)
49.8%
64.6%
46.0%
54.2%
10.0%
20.0%
30.0%
40.0%
50.0%
60.0%
70.0%
-
10,000
20,000
30,000
40,000
50,000
60,000
70,000
1Q16
1Q17
2015
2016
Margin
13,161
14,154
47,028
56,231
307 (3)
18,177 (2)
1,720 (3)
46.3%
51.2%
42.5%
48.8%
10.0%
20.0%
30.0%
40.0%
50.0%
60.0%
70.0%
-
10,000
20,000
30,000
40,000
50,000
60,000
70,000
1Q16
1Q17
2015
2016
Margin
28,427
27,648
110,733
115,266
-
20,000
40,000
60,000
80,000
100,000
120,000
1Q16
1Q17
2015
2016
4,044
3,493
16,930
14,154
1.8%
1.6%
1.9%
1.6%
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
3.0%
-
2,000
4,000
6,000
8,000
10,000
12,000
14,000
16,000
18,000
1Q16
1Q17
2015
2016
% of Assets
G&A ($ thousands)
Revenue ($ thousands)
1) AFFO and FFO are non-GAAP measures. For a description of how Getty calculates AFFO and FFO and for a reconciliation to Net Earnings, see Item 2 of our Quarterly Report on Form 10-Q for the period ended March 31, 2017. Margins exclude items detailed in footnotes 2 and 3 below
2) Includes $18.2 million of income received from the Getty Petroleum Marketing Inc. bankruptcy estate for the 12 months ended December 31, 2015
3) Includes a net $0.3 million and $1.7 million of environmental insurance reimbursements, recoveries of uncollectible  accounts and other income for the three months ended March 31, 2017 and the 12 months ended December 31, 2016, respectively

$100
$80
$60
$40
$20
$0
25
50
100
75
50
2017
2018
2019
2020
2021
2022
2023
2024
2025

Getty Realty

Strong Balance Sheet

Credit Agreement
—
Revolving Credit Facility
—
$175 million
—
Matures 2018 with 1-year option
—
LIBOR +195 to 325 bps based on
leverage
—
Bank Term Loan
—
$50 million
—
Matures 2020
—
LIBOR +190 to 320 bps based on
leverage
Senior Unsecured Notes
—
Series A: 6.0% $100 million matures 2021
—
Series B: 5.35% $75 million matures 2023
—
Series C:
4.75% $50 million matures 2025
$125 million ATM Equity Issuance Program
—
$20 million of issuance
Credit Statistics
Maturity Schedule ($ millions)
Debt to Total Capitalization
25%
Net Debt to EBITDA
(1)
3.4x
Fixed Charge Coverage
(1)
3.2x
Weighted Average Interest Rate
5.0%
Weighted
Average Maturity
4.8 yrs
Variable Rate
vs. Fixed Rate
25% / 75%
1)
As defined in the Company’s loan agreements

Market
Asset Type
Anticipated
Total
Investment
(1)
Investment
As Of
3/31/17
Estimated
Completion
(2)
Active Projects
White Plains, NY
Retail
$368
$147
2017
Howell, NJ
Retail
549
8
2018
Millerton, NY
Retail & QSR
943
36
2018
Phoenixville, PA
Financial Services
366
15
2018
Falmouth, MA
Urgent Care
1,687
36
2018
Worcester, MA
Convenience Store
1,800
10
2018
Freehold, NJ
Fast Casual Restaurant
756
151
2019
Active Projects Total
6,469
403
Pipeline
Eight sites
Various
4,746
204
2017-2018
Total
$11,215
$607
Redevelopment Activity ($ thousands)
16
Redevelopment Projects
1)
Anticipated total investment includes development costs, termination/recapture fees and leasing commissions
2)
No assurance can be given that any of these redevelopment projects will be completed. At completion redevelopment projects are reclassified as operating real estate on the balance sheet

8.8% compounded annual growth rate
0.200
0.200
0.200
0.200
0.200
0.200
0.220
0.220
0.220
0.240
0.250
0.250
0.250
0.250
0.280
0.280
0.280

Getty Realty

Consistent Dividend Growth
1)
Excludes special dividends of $0.05, $0.14 and $0.22 per share in 4Q13, 4Q14 and 4Q15, respectively
$0.00
$0.05
$0.10
$0.15
$0.20
$0.25
$0.30
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
Quarterly
Dividends
Declared
per
Share
(1)

Investment Highlights
1
National Retail Net Lease Portfolio Located in Mature and High Growth Markets
2
Stable Cash Flows Supported by Increasingly Institutional Quality Credit Tenants
with Long-Term Triple-Net Leases
5
Industry Leading Expertise as Underwriter and Owner of Convenience Stores and
Gasoline Stations
3
4
Selectively Repurposing, Repositioning and Redeveloping Locations to Maximize
Value
6
Strong Balance Sheet Positioned for Future Growth
Leadership Position with Proven Platform to Successfully Pursue Growth in a
Consolidating Sector

Appendix

Reconciliation of Net Income to FFO and AFFO

3 months ended March 31,
12 months ended December 31,
$ in thousands, except per share amounts
(1)
2016
2017
(3)
2015
(2)
2016
(3)
Net earnings
$7,703

$9,704

$37,410

$38,411

Depreciation and amortization of real estate assets
4,622

4,392

16,974

19,170

Loss (gains) on dispositions of real estate
(487)

331

(2,611)

(6,213)

Impairments
2,309

3,737

17,361

12,814

FFO
14,147

18,164

69,134

64,182

Revenue recognition adjustments
(952)

(419)

(4,471)

(3,417)

Allowance for deferred rental revenue
-

-

(93)

-

Changes in environmental estimates
(987)

(4,317)

(4,639)

(7,007)

Accretion expense
953

1,033

4,829

4,107

Acquisition costs
-

-

445

86

AFFO
$13,161

$14,461

$65,205

$57,951

Basic and diluted weighted average shares outstanding
33,659

34,555

33,420

33,806

Earnings per share
$0.23
$0.28
$1.11
$1.12
FFO per share
0.42
0.52
2.04
1.87
AFFO per share
$0.39
$0.41
$1.93
$1.69
1) AFFO and FFO are non-GAAP measures. For a description of how Getty calculates AFFO and FFO see Item 2 in the Quarterly Report on our
Form 10-Q for the period ended March 31, 2017
2) Includes $18.2 million of income received from the Getty Petroleum Marketing Inc. bankruptcy estate for the twelve months ended
December 31, 2015
3) Includes a net $0.3 million and
$1.7 million of environmental insurance reimbursements, recoveries of uncollectible accounts   and other
income for the three months ended March 31, 2017 and the 12 months ended December 31, 2016, respectively